Supplement dated April 15, 2021
to the Prospectus and Summary Prospectus, as supplemented, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn® Fund	May 1, 2020
Effective April 15, 2021 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Daniel Cole, CFA	Senior Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Co-Portfolio Manager since April 2021	2021
Erika K. Maschmeyer, CFA	Director of Research (U.S.), Portfolio Manager and Analyst at the Investment Manager	Co-Portfolio Manager since 2019	2016
John L. Emerson, CFA	Portfolio Manager and Analyst at the Investment Manager	Co-Portfolio Manager since April 2021	2003
The rest of the section remains unchanged.
On the Effective Date, the information under the caption “Primary Service Providers - The Investment Manager” in the “More Information About the Fund" section of the Prospectus is hereby revised to add the following:
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), around the world may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates will provide services to these accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Affiliates may serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Funds’ compliance policies and procedures, may provide such services to the Fund.
The rest of the section remains unchanged.
On the Effective Date, the information about the portfolio managers under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Daniel Cole, CFA	Senior Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Co-Portfolio Manager since April 2021	2021
Erika K. Maschmeyer, CFA	Director of Research (U.S.), Portfolio Manager and Analyst at the Investment Manager	Co-Portfolio Manager since 2019	2016
John L. Emerson, CFA	Portfolio Manager and Analyst at the Investment Manager	Co-Portfolio Manager since April 2021	2003
Mr. Cole joined Columbia Management, an affiliate of the Investment Manager, in 2014 and has served as a Vice President of the Investment Manager since April 2021. Mr. Cole began his investment career in 1993 and earned a B.S. from Guilford College and an M.B.A. in finance from Virginia Polytechnic Institute and State University.
Ms. Maschmeyer has been associated with the Investment Manager as an investment professional since 2016. Ms. Maschmeyer heads the Investment Manager's U.S. equity research efforts and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Ms. Maschmeyer was a research analyst at an
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investment advisory firm where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.
Mr. Emerson has been associated with the Investment Manager or its predecessors as an investment professional since 2003 and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Mr. Emerson was an analyst at an equity research firm. Mr. Emerson began his investment career in 2002 and earned a B.S. from the University of Missouri and an M.B.A from the University of Chicago.
The rest of the section remains unchanged.
Shareholders should retain this Supplement for future reference.
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